MARTIN CURRIE BUSINESS TRUST
Exhibit 77Q3 (a)
811-08612

Martin Currie Business Trust (the Registrant) does not file periodic reports under Section 13(a) or 15(d) of the Securities Exchange Act of 1934. The Registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940, has not filed a registration statement that has gone effective under the Securities Act of 1933 (the 1933 Act) because beneficial interests in the Registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(2) of the 1933 Act.

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 15A through 15E correctly, the correct answers are as follows:

15.A) Custodian/Subcustodian: Citibank, N.A.
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Caracas    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Venezuela     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Hongkong and Shanghai Banking Corporation (HSBC) 15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Ho Chi Minh City    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Vietnam     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Barclays Bank of Zambia Ltd.
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Lusaka    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Zambia     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Barclays Bank of Zimbabwe Limited
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Harare    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Zimbabwe     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Royal Bank of Canada
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Toronto    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Canada     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Kaupthing Bank hf.
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Reykjavik    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Iceland     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: BNP Paribas Securities Services, S.A. 15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Frankfurt    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Germany     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Deutsche Bank AG
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Mumbai    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: India     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Sumitomo Mitsui Banking Corporation
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Tokyo    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: Japan     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X

15.A) Custodian/Subcustodian: Nedbank
15.B) Is this a Custodian or Sub-custodian? (C/S) : S
15.C) City: Johannesberg    State:      Zip Code:      Zip Ext:
15.D) Foreign Country: South Africa     Foreign Postal Code:
15.E) Mark ONE of the following with an 'X':

TYPE OF CUSTODY

                Member Nat'l                Foreign      Insurance Co.
Bank            Sec. Exch.     Self         Custodian    Sponsor
Sec. 17(f)(1)   Rule 17f-1     Rule 17f-2   Rule 17f-5   Rule 26a-2      Other
-------------   ------------   ----------   ----------   -------------   -----
      X